UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2024

CPI CARD GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-37584 (Commission File Number)	26-0344657 (IRS Employer Identification No.)

	CPI Card Group Inc. 10368 W. Centennial Road Littleton, CO (Address of principal executive offices)	80127 (Zip Code)

(720) 681-6304

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	PMTS	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 10, 2024, in connection with a periodic review of the Third Amended and Restated Bylaws of CPI Card Group Inc. (the “Company”), the Board of Directors adopted and approved the Company’s Fourth Amended and Restated Bylaws (the “Fourth A&R Bylaws”), effective immediately. The amendments contained in the Fourth A&R Bylaws: (i) align the Company’s bylaws with developments in Delaware law and current practice; (ii) modify the provisions relating to adjournment procedures at stockholder meetings and lists of stockholders entitled to vote at stockholder meetings; (iii) revise and clarify procedural mechanics and disclosure requirements in connection with stockholder nominations of directors and submission of stockholder proposals made in connection with annual and special meetings of stockholders; (iv) address matters relating to Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Universal Proxy Rules”), including providing the Company a remedy if a stockholder fails to satisfy the requirements of the Universal Proxy Rules, requiring nominating stockholders to make a representation as to whether they intend to solicit proxies under the Universal Proxy Rules and to notify the Company of any change in such intent within two business days, and requiring stockholders intending to use the Universal Proxy Rules to provide upon the Company’s request reasonable evidence of the satisfaction of the requirements of the Universal Proxy Rules at least five business days before the applicable meeting; (v) require that all director nominees make themselves available to be interviewed by the Board or any Board committee within ten days following any reasonable request therefor from the Board or any Board committee; and (vi) make administrative and ministerial language updates.

The foregoing description of the amendments is qualified by reference to the text of the Fourth A&R Bylaws, a copy of which is filed as Exhibit 3.1 to this Report and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Fourth Amended and Restated Bylaws, as adopted on December 10, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CPI Card Group Inc.

	By:	/s/ Darren Dragovich
Darren Dragovich
Chief Legal and Compliance Officer
Date: December 13, 2024